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                                                                    EXHIBIT 10.7

                       CONSENT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
NTN COMMUNICATIONS, INC.:

     We consent to the use of our reports incorporated herein by reference and to the references to our firm under the heading "Experts" in the Prospectus.


                                                        /s/ KPMG LLP
San Diego, California
June   , 1999